LEHMAN BROTHERS

Residential Mortgage Finance

EXHIBIT 99.1

COMPUTATIONAL MATERIALS

COMPUTATIONAL MATERIALS

HOME LOAN AND INVESTMENT BANK, F.S.B.

$100,000,000 Certificates (approximate) Lehman Home Equity Loan Trust 2002-1

Home Loan and Investment Bank, F.S.B. (Originator & Servicer)

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Lehman Home Equity Loan Trust 2002-1

To Maturity
Class	Approx. Size	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s)

A-1	$35,402,000	FX-PT	Swap	2.67	1 - 203	10/15/2019	11/15/2032	AAA/Aaa
A-2	$64,598,000	FL-PT	1 mo LI	2.26	1 - 181	12/15/2017	9/15/2032	AAA/Aaa
A-IO-F	Not Offered Hereby
A-IO-V

To 10% Call
Class	Approx. Size	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s)

A-1	$35,402,000	FX-PT	Swap	2.37	1 - 66	5/15/2008	11/15/2032	AAA/Aaa
A-2	$64,598,000	FL-PT	1 mo LI	2.08	1 - 66	5/15/2008	9/15/2032	AAA/Aaa
A-IO F	Not Offered Hereby
A-IO V

The bond balances are each subject to a variance of ± 5%

Pricing Speed
Fixed-Rate Collateral: 30% CPR for the life of the transaction. Floating-Rate Collateral: 35% CPR for the life of the transaction.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Available Funds Cap

The following table lists the monthly Available Funds Cap for the Class A-2 Certificates assuming Prime equals the Prime forward curve.

Month	Prime Forward Curve	Available Funds Cap (%)	Month	Prime Forward Curve	Available Funds Cap (%)
1	-	6.12519	34	6.32502	8.03941
2	4.75000	6.12508	35	6.36796	8.03929
3	4.54974	6.12496	36	6.41585	8.03918
4	4.41483	6.12485	37	6.46365	8.03906
5	4.35966	6.12474	38	6.51148	8.03894
6	4.35670	6.12462	39	6.55856	8.03882
7	4.36098	6.24708	40	6.60556	8.0387
8	4.39375	6.24698	41	6.65349	8.03858
9	4.44672	6.24688	42	6.69919	8.03846
10	4.50088	6.24678	43	6.74482	8.61941
11	4.56671	6.24667	44	6.78748	8.61929
12	4.63975	6.24657	45	6.82882	8.61917
13	4.71254	6.24646	46	6.87010	8.61904
14	4.79792	6.24635	47	6.91024	8.61891
15	4.88667	6.24625	48	6.95067	8.61879
16	4.97516	6.24614	49	6.99103	8.61866
17	5.07084	6.24603	50	7.02620	8.61852
18	5.16930	6.24591	51	7.05976	8.61839
19	5.26751	7.14480	52	7.10088	8.61826
20	5.36379	7.14470	53	7.13973	8.61812
21	5.46189	7.14459	54	7.17129	8.61798
22	5.55975	7.14449	55	7.20274	9.07576
23	5.64553	7.14439	56	7.23406	9.07563
24	5.72261	7.14428	57	7.26529	9.07549
25	5.79946	7.14417	58	7.29642	9.07535
26	5.87039	7.14407	59	7.32743	9.07520
27	5.93410	7.14396	60	7.35837	9.07506
28	5.99760	7.14385	61	7.39102	9.07491
29	6.05541	7.14374	62	7.42687	9.07476
30	6.10966	7.14362	63	7.46542	9.07461
31	6.16374	8.03974	64	7.50454	9.07446
32	6.21691	8.03963	65	7.54227	9.07431
33	6.27104	8.03952	66	7.57861	9.07415

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Title of Certificates:	Lehman Home Equity Loan Asset-Backed Certificates, Series 2002-1
Originator and Servicer:	Home Loan and Investment Bank, F.S.B. (the “Servicer”)
Depositor:	Lehman ABS Corporation
Trustee:	Deutsche Bank National Trust Company (the “Trustee”)
Certificate Insurer:	AMBAC Assurance Corporation (“AMBAC”)
Transaction Size:	$100,000,000 (subject to a variance of +/-5%)
Securities Offered:	$35,402,000 Class A-1 Certificates $64,598,000 Class A-2 Certificates The balance of the Certificates is subject to a +/-5% variance.
Securities Issued:

The Class A-1 and the Class A2 Certificates, together the “Class A Certificates”;

The Class A-IO-F, which will have a notional balance equal to the outstanding fixed-rate pool principal balance on the first day of the month preceding the related Distribution Date.  The Class A-IO-F is entitled to interest distributions on a pari passu basis with the Class A-1 Certificates.  The coupon on the Class A-IO-F is equal to 1.70% up to and including month 24 and is equal to 0.00% thereafter;

The Class A-IO-V, which will have a notional balance equal to the outstanding adjustable-rate pool principal balance on the first day of the month preceding the related Distribution Date.  The Class A-IO-V is entitled to interest distributions on a pari passu basis with the Class A-2 Certificates.  Up to and including month 24 the coupon on the A-IO-V is equal to the lesser of (x) 1.00% and (y) the excess, if any of the Available Funds Cap over the Class A-2 Certificate Rate and is equal to 0.00% thereafter; and

The Class R Certificates, which will be subordinated to the Class A Certificates.

Collateral:

The collateral will consist of fixed-rate and adjustable-rate mortgage loans.

As of the Closing Date, the aggregate loan balance of mortgage loans delivered to the trust will be approximately $100,095,411, of which approximately $35,436,411 will be fixed-rate mortgage loans and approximately $64,659,000 will be adjustable-rate mortgage loans.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms (continued)
Certificate Ratings:	A-1: AAA/Aaa (S&P/Moody’s) A-2: AAA/Aaa (S&P/Moody’s)
Cut-Off Date:	Close of business October 31, 2002
Business Day:	New York or the principal offices of the Trustee
Expected Closing Date:	On or about November [14], 2002
Distribution Date:	15th of each month, or the next succeeding Business Day (First Distribution Date: December 16, 2002)
Delay Days:	Class A-1 Certificates: 14 days Class A-2 Certificates: 0 days
Day Count:	Class A-1 Certificates: 30/360 Class A-2 Certificates: Actual/360
Principal:

All principal collections from fixed-rate mortgage loans will be used to pay the Class A-1 Certificates until the outstanding balance thereof equals zero. All principal collections from adjustable-rate mortgage loans will be used to pay the Class A-2 Certificates until the outstanding balance thereof equals zero.

Interest Accrual Period:

Class A-1 Certificates: the calendar month preceding the Distribution Date.

Class A-2 Certificates:  the last Distribution Date (or the Closing Date in the case of the first Distribution Date) through the day preceding the current Distribution Date.

Class A-1 Certificate Rate:

The Class A-1 Certificate Rate will be equal to the rate established at pricing, provided that, on any Distribution Date after the Optional Clean-up Call Date, the Class A-1 Certificate Rate will increase by 0.50%.

Class A-2 Certificate Rate:

LIBOR + [ ]%, subject to anAvailable Funds Cap, provided that on any Distribution Date after the Optional Clean-up Call Date, the margin on the Class A-2 Certificates will double from its initial level

The Available Funds Cap is a per annum rate equal to (a) the weighted average interest rate on the adjustable-rate mortgage loans on the first day of the month preceding the Distribution Date less (b) the sum of (i) the servicing fee rate (0.50%), (ii) the trustee fee rate (0.01%) and (iii) the certificate insurer premium rate,

Class A-1 Carryforward Interest:

The Class A-1 Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A-1 Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Certificates on such immediately preceding Distribution Date and (b) thirty days' interest on the amount described in clause (a), calculated at the Class A-1 Certificate Rate, plus any Class A-1 Carryforward Interest remaining unpaid for the prior Distribution Date.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms (continued)
Class A-2 Carryforward Interest:

The Class A-2 Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A-2 Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Certificates on such immediately preceding Distribution Date and (b) actual days' interest on the amount described in clause (a), calculated at the Class A-2 Certificate Rate, plus any Class A-2 Carryforward Interest remaining unpaid for the prior Distribution Date.

Class A-2 Available Funds Cap Carryforward:

The Class A-2 Available Funds Cap Carryforward for any Distribution Date is the sum of (a) the excess, if any of interest, calculated at the Class A-2 Certificate Rate, without giving effect to the Available Funds Cap, over the interest calculated at the Class A-2 Certificate Rate for such Distribution Date and (b) any Available Funds Cap Carryforward remaining unpaid from prior Distribution Dates and (c) actual days interest on the amounts in clause (a) calculated at the Class A-2 Certificate Rate.

Interest Distributions:

On each Distribution Date, the Class A Certificates will be entitled to receive interest at the applicable Certificate Interest Rate for the applicable Interest Accrual Period together with any applicable Class A Carryforward Interest.  Interest entitlements on each Class of Certificates will be reduced by any Civil Relief Shortfalls allocated pro rata between Class A-1 Certificates and Class A-IO-F Certificates in the case of the fixed-rate mortgage loans and pro rata between the Class A-2 Certificates and Class A-IO-V Certificates in the case of the adjustable-rate mortgage loans.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms (continued)
Credit Enhancement:

AMBAC will unconditionally guarantee timely payments of principal and interest and ultimate payment of principal on the Certificates.

Reserve Account: A 1.50% Reserve Account will be funded from excess interest on the fixed-rate collateral and a 1.70% percent Reserve Account will be funded from excess interest on the adjustable-rate collateral

Fixed Rate:

Adjustable Rate:

Initial:

0.00%

Initial:

0.00%

Target:

1.50%

Target:

1.70%

Stepdown:

3.00%

Stepdown:

3.40%

Floor:

0.50%

Floor:

0.50%

Excess interest equals interest calculated at the weighted average coupon on the mortgage loans on the first day of the month preceding the Distribution Date less the sum of: (i) the servicing fee rate (0.50%), (ii) the trustee fee rate (0.01%), (iii) the certificate insurer premium rate and (iv) the coupon on the Class A and the Class A-IO Certificates.

The stepdown date is the later to occur of: (i) the Distribution Date in November 2004; and, (ii) the first Distribution Date on which the aggregate principal balance of the mortgage loans is less than 50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Optional Clean-up Call Date:	Any Distribution Date on or after which the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-Off Date.
Payment Priority:

On each Distribution Date, the Trustee will make distributions from amounts received in respect of each group of mortgage loans, to the extent of funds on deposit in the related distribution account, as follows:

(i) concurrently, to the holders of the related Class A Certificates and related Class A-IO Certificates, an amount equal to the related interest payable for such Class A Certificates and Class A-IO Certificates for such Distribution Date, any shortfall being allocated pro rata to such Class of Class A Certificates and Class A-IO Certificates based on the amount of interest each Class would otherwise be entitled to;

(ii) to the holders of the related Class A Certificates, an amount equal to the principal from the respective group for such Distribution Date;

(iii) to the Certificate Insurer an amount equal to the sum of (1) the related monthly premium for the Policy, (2) an amount sufficient to reimburse the Certificate Insurer to the extent of any related unreimbursed Insured Amounts, with interest thereon at the rate specified in the Insurance Agreement, and (3) certain amounts owed to the Certificate Insurer pursuant to the Insurance Agreement in respect of the related group of mortgage loans;

(iv) to the Servicer and/or the Seller certain other related reimbursable expenses;

(v) to the Servicer, the amount of related nonrecoverable advances not previously reimbursed;

(vi) to the Reserve Account, the monthly excess spread amount;

(vii) to the holders of the Class A-2 Certificates, an amount up to the Class A-2 Available Funds Cap Carryforward;

(viii) to the Class R Certificateholders, the balance, if any.

Clearing:	DTC, Euroclear or Clearstream
Denomination:	Minimum $1,000; increments of $1 in excess thereof
SMMEA Eligibility:	The Certificates are not expected to be SMMEA eligible.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
Tax Structure:	REMIC

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Sensitivity Analysis – Group I (Fixed-Rate) To Maturity

Collateral CPR (%)	21	24	27	30	33	36	39
Class A-1
Yield @ 100.00	3.62	3.61	3.61	3.61	3.60	3.60	3.59
Avg. Life (yrs)	3.84	3.37	2.99	2.67	2.40	2.18	1.98
Window (mos)	1 - 263	1 – 241	1 - 221	1 - 203	1 – 185	1 – 170	1 - 156
Expected Final Mat.	10/15/24	12/15/22	4/15/21	10/15/19	4/15/18	1/15/17	11/15/15

Sensitivity Analysis – Group I (Fixed-Rate) To Call

Collateral CPR (%)	21	24	27	30	33	36	39
Class A-1
Yield @ 100.00	3.57	3.57	3.56	3.55	3.55	3.54	3.53
Avg. Life (yrs)	3.42	3.00	2.65	2.37	2.13	1.93	1.75
Window (mos)	1 – 94	1 – 83	1 – 74	1 – 66	1 – 60	1 – 54	1 - 49
Expected Final Mat.	9/15/10	10/15/09	1/15/09	5/15/08	11/15/07	5/15/07	12/15/06

Sensitivity Analysis – Group II (Adjustable-Rate) To Maturity

Collateral CPR (%)	26	29	32	35	38	41	44
Class A-2
Yield @ 100.00	2.19	2.19	2.19	2.19	2.19	2.19	2.19
Avg. Life (yrs)	3.14	2.79	2.50	2.26	2.05	1.87	1.71
Window (mos)	1 – 240	1 – 218	1 – 198	1 – 181	1 – 165	1 – 151	1- 138
Expected Final Mat.	11/15/22	1/15/21	5/15/19	12/15/17	8/15/16	6/15/15	5/15/14

Sensitivity Analysis – Group II (Adjustable-Rate) To Call

Collateral CPR (%)	26	29	32	35	38	41	44
Class A-2
Yield @ 100.00	2.16	2.16	2.16	2.16	2.16	2.16	2.16
Avg. Life (yrs)	2.92	2.59	2.31	2.08	1.89	1.72	1.57
Window (mos)	1 – 94	1 - 83	1 –74	1 - 66	1 – 60	1 - 54	1 - 49
Expected Final Mat.	9/15/10	10/15/09	1/15/09	5/15/08	11/15/07	5/15/07	12/15/06

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Aggregate
Collateral statistics for the mortgage loans are listed below as of 11/1/02
Total Number of Loans	1,444
Total Outstanding Loan Balance	$100,095,411.71
Average Loan Principal Balance	$69,318.15
Fixed-Rate Loans (%)	35.40%
Adjustable-Rate Loans (%)	64.60%
WA Coupon	8.11%	4.99% to 14.75%
WA Original Term (mo.)	294	60 to 360
WA Remaining Term (mo.)	285	27 to 360
WA CLTV	67.97%	8.95% to 100.00%
Lien Position (first/second)	81.72% / 18.28%
Balloon (% of Total)	2.02%
Property Type
Single Family	83.46%
Two to Four Family	9.48%
PUD	4.31%
Condominium	2.18%
Mfg. Housing	0.40%
Townhouse	0.12%
Five Family	0.05%
Occupancy Status
Owner Occupied	95.81%
Non-owner Occupied	4.19%
Geographic Distribution
other states account individually for less than
5% of pool balance	NY 21.29%
	NJ 12.08%
	TX 11.87%
	MA 11.42%
	MI 9.59%
	RI 5.96%
	PA 5.12%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02
Total Number of Loans	736
Total Outstanding Loan Balance	$35,436,411.28
Average Loan Principal Balance	$48,147.30
WA Coupon	10.49%		6.50% to 14.75%
WA Original Term (mo.)	260		60 to 360
WA Remaining Term (mo.)	252		45 to 360
WA CLTV	72.13%		10.86% to 100%
Lien Position (first/second)	69.01% / 30.99%
Balloon (% of Total)	5.69%
Property Type
Single Family	81.31%
PUD	8.52%
Two to Four Family	7.42%
Condominium	2.01%
Mfg. Housing	0.39%
Townhouse	0.35%
Occupancy Status
Owner Occupied	96.63%
Non-owner Occupied	3.37%
Geographic Distribution
other states account individually for less than 5% of pool balance	TX NY MI NJ MA	33.53% 12.97% 7.79% 7.69% 7.12%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	472	$13,358,692.47	37.70%
50,000.01 - 100,000.00	215	14,788,338.02	41.73
100,000.01 - 150,000.00	29	3,352,332.03	9.46
150,000.01 - 200,000.00	16	2,677,743.16	7.56
200,000.01 - 400,000.00	4	1,259,305.60	3.56
Total:	736	$35,436,411.28	100.00%

Loan Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6.001 - 7.000	5	$604,025.39	1.70%
7.001 - 7.500	8	598,100.91	1.69
7.501 - 8.000	11	805,249.96	2.27
8.001 - 8.500	19	1,575,355.20	4.45
8.501 - 9.000	35	2,486,326.34	7.02
9.001 - 9.500	44	2,558,721.48	7.22
9.501 - 10.000	85	5,447,246.95	15.37
10.001 - 10.500	102	5,007,137.89	14.13
10.501 - 11.000	81	3,226,949.14	9.11
11.001 - 11.500	97	3,860,904.64	10.90
11.501 - 12.000	94	3,672,532.08	10.36
12.001 - 12.500	41	1,602,125.04	4.52
12.501 - 13.000	56	1,978,946.82	5.58
13.001 - 13.500	31	1,317,409.37	3.72
13.501 - 14.000	20	515,804.69	1.46
14.001 - 14.250	1	12,112.37	0.03
14.251 - 14.750	6	167,463.01	0.47
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Remaining Term to Stated Maturity
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0 - 60	4	$117,949.03	0.33%
61 - 120	58	1,731,563.18	4.89
121 - 180	161	6,555,412.58	18.50
181 - 240	367	15,837,104.78	44.69
301 - 360	146	11,194,381.71	31.59
Total:	736	$35,436,411.28	100.00%

Seasoning
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	49	$2,468,869.29	6.97%
1 - 6	266	12,401,962.20	35.00
7 - 12	274	13,555,138.58	38.25
13 - 18	134	5,870,215.90	16.57
19 - 24	10	888,872.25	2.51
25 – 36	3	251,353.06	0.71
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 - 20.00	12	$245,650.88	0.69%
20.01 - 30.00	23	792,860.69	2.24
30.01 - 40.00	26	1,110,767.97	3.13
40.01 - 50.00	36	1,352,023.50	3.82
50.01 - 60.00	55	2,493,894.39	7.04
60.01 - 70.00	124	6,497,418.16	18.34
70.01 - 80.00	281	14,808,301.68	41.79
80.01 - 90.00	160	7,092,254.84	20.01
90.01 - 100.00	19	1,043,239.17	2.94
Total:	736	$35,436,411.28	100.00%

Occupancy Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	719	$34,241,704.86	96.63%
Investment	17	1,194,706.42	3.37
Total:	736	$35,436,411.28	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single-Family	611	$28,813,894.31	81.31%
Planned Unit Development (PUD)	62	3,019,417.94	8.52
Two-to-Four Family	45	2,627,924.52	7.42
Condo	13	713,854.69	2.01
Mfg. Housing	3	138,064.24	0.39
Townhouse	2	123,255.58	0.35
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

States
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AZ	6	$229,833.91	0.65%
CO	5	172,655.23	0.49
CT	30	1,540,583.78	4.35
DE	2	66,184.46	0.19
FL	2	38,430.07	0.11
GA	10	451,898.47	1.28
IL	24	905,376.96	2.55
IN	9	457,849.56	1.29
MA	48	2,524,536.37	7.12
MD	3	190,580.50	0.54
ME	22	1,240,319.01	3.50
MI	69	2,759,353.48	7.79
NH	21	938,605.56	2.65
NJ	62	2,724,039.73	7.69
NM	2	183,303.28	0.52
NV	1	25,217.38	0.07
NY	85	4,597,001.07	12.97
OR	2	114,448.53	0.32
PA	43	1,421,696.59	4.01
RI	29	1,512,896.34	4.27
TX	229	11,881,855.71	33.53
VA	29	1,326,055.76	3.74
WA	3	133,689.53	0.38
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	396	$24,455,254.76	69.01%
Second	340	10,981,156.52	30.99
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02
Total Number of Loans	708
Total Outstanding Loan Balance	$64,659,000.43
Average Loan Principal Balance	$91,326.27
Weighted Average Coupon	6.81%		4.99% to 12.50%
Weighted Average Margin	2.56%		1.00% to 7.12%
Weighted Average Original Term (months)	312		60 to 360
Weighted Average Remaining Term (months)	303		27 to 357
Weighted Average Maximum Rate	13.14%		10.00% to 20.50%
Weighted Average Periodic Cap	2.18%		2.00% to 3.00%
Weighted Average Floor	6.79%		4.99% to 12.50%
Weighted Average CLTV	65.69%		8.95% to 93.91%
Lien Position (first/second)	88.69% / 11.31%
Property Type
Single Family	84.64%
Two to Four Family	10.60%
Condominium	2.27%
PUD	2.01%
Mfg. Housing	0.40%
Five Family	0.08%
Occupancy Status
Owner Occupied	95.36%
Non-Owner Occupied	4.64%
Geographic Distribution
other states account individually for less than 5% of pool balance	NY NJ MA MI RI PA CT	25.84% 14.50% 13.78% 10.58% 6.89% 5.73% 5.32%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	225	$7,709,169.97	11.92%
50,000.01 - 100,000.00	256	18,239,448.34	28.21
100,000.01 - 150,000.00	122	14,637,755.63	22.64
150,000.01 - 200,000.00	56	9,700,294.82	15.00
200,000.01 - 250,000.00	22	4,876,963.33	7.54
250,000.01 - 300,000.00	11	3,012,352.84	4.66
300,000.01 - 400,000.00	9	2,993,033.16	4.63
400,000.01 - 450,000.00	5	2,112,328.06	3.27
650,000.01 - 700,000.00	2	1,377,654.28	2.13
Total:	708	$64,659,000.43	100.00%

Loan Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.9905.500	65	$7,880,743.14	12.19%
5.501 - 6.000	117	14,289,146.54	22.10
6.001 - 6.500	138	13,668,940.26	21.14
6.501 - 7.000	117	9,440,165.25	14.60
7.001 - 7.500	74	5,612,751.54	8.68
7.501 - 8.000	67	5,350,376.46	8.27
8.001 - 8.500	25	2,078,220.25	3.21
8.501 - 9.000	23	1,379,086.44	2.13
9.001 - 9.500	41	2,909,105.89	4.50
9.501 - 10.000	15	783,806.30	1.21
10.001 - 10.500	11	636,283.76	0.98
10.501 - 11.000	8	254,287.77	0.39
11.001 - 11.500	4	220,384.61	0.34
11.501 - 12.500	3	155,702.22	0.24
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.501 - 1.000	3	$284,207.33	0.44%
1.001 - 1.500	70	8,408,088.64	13.00
1.501 - 2.000	149	17,831,042.28	27.58
2.001 - 2.500	160	15,125,782.78	23.39
2.501 - 3.000	109	7,664,672.06	11.85
3.001 - 3.500	78	5,951,999.44	9.21
3.501 - 4.000	54	3,891,036.14	6.02
4.001 - 4.500	38	2,755,635.09	4.26
4.501 - 5.000	30	1,872,097.61	2.90
5.001 - 5.500	8	550,614.22	0.85
5.501 - 6.000	6	193,249.12	0.30
6.001 - 7.500	3	130,575.72	0.20
Total:	708	$64,659,000.43	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Prime Rate	708	$64,659,000.43	100.00%
Total:	708	$64,659,000.43	100.00%

Collateral Summary—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Remaining Term to Stated Maturity
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0 - 60	10	$221,965.40	0.34%
61 - 120	32	1,498,424.81	2.32
121 - 180	77	3,514,255.38	5.44
181 - 240	226	16,915,213.75	26.16
301 - 360	363	42,509,141.09	65.74
Total:	708	$64,659,000.43	100.00%

Seasoning
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1 - 6	228	$18,769,061.13	29.03%
7 - 12	383	37,603,191.76	58.16
13 - 18	63	6,239,358.76	9.65
19 - 24	4	604,679.05	0.94
25 - 30	15	827,671.24	1.28
31 - 36	15	615,038.49	0.95
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 10.00	2	$53,826.56	0.08%
10.01 - 20.00	15	709,537.43	1.10
20.01 - 30.00	22	1,076,074.88	1.66
30.01 - 40.00	42	2,520,654.67	3.90
40.01 - 50.00	65	5,190,204.16	8.03
50.01 - 60.00	87	7,117,189.46	11.01
60.01 - 70.00	202	18,934,018.00	29.28
70.01 - 80.00	271	28,813,181.81	44.56
80.01 - 100.00	2	244,313.46	0.37
Total:	708	$64,659,000.43	100.00%

Occupancy Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	685	$61,661,149.35	95.36%
Investment	22	2,913,717.11	4.51
Second Home	1	84,133.97	0.13
Total:	708	$64,659,000.43	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single-Family	603	$54,725,057.25	84.64%
Two-to-Four Family	67	6,856,326.74	10.60
Condominium	20	1,470,022.03	2.27
Planned Unit Development (PUD)	13	1,298,281.27	2.01
Mfg. Housing	4	259,886.92	0.40
Five Family	1	49,426.22	0.08
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

States
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AZ	9	$633,755.42	0.98%
CA	3	238,558.91	0.37
CO	8	1,027,835.97	1.59
CT	29	3,440,127.91	5.32
DE	1	79,900.42	0.12
FL	3	407,381.08	0.63
GA	8	647,425.31	1.00
IL	34	2,299,963.94	3.56
IN	4	298,034.36	0.46
MA	88	8,908,081.76	13.78
MD	1	84,638.22	0.13
ME	12	728,430.87	1.13
MI	105	6,839,431.78	10.58
NH	29	2,610,457.02	4.04
NJ	89	9,372,408.85	14.50
NV	3	174,516.03	0.27
NY	156	16,709,065.98	25.84
OH	2	108,706.45	0.17
OR	4	376,237.06	0.58
PA	57	3,704,505.35	5.73
RI	47	4,457,377.68	6.89
UT	1	29,751.27	0.05
VA	15	1,482,408.79	2.29
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	565	$57,347,122.97	88.69%
Second	143	7,311,877.46	11.31
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

COMPUTATIONAL MATERIALS

HOME LOAN AND INVESTMENT BANK, F.S.B.

$100,000,000 Certificates (approximate) Lehman Home Equity Loan Trust 2002-1

Home Loan and Investment Bank, F.S.B. (Originator & Servicer)

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Lehman Home Equity Loan Trust 2002-1

To Maturity
Class	Approx. Size	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s)

A-1	$35,402,000	FX-PT	Swap	2.67	1 - 203	10/15/2019	1/15/2028	AAA/Aaa
A-2	$64,598,000	FL-PT	1 mo LI	2.26	1 - 181	12/15/2017	2/15/2029	AAA/Aaa
A-IO-F	Not Offered Hereby
A-IO-V

To 10% Call
Class	Approx. Size	Type	Tsy. Bmark	Est. WAL (yrs)	Est. Prin. Window (mos)	Expected Final Maturity	Stated Final Maturity	Expected Ratings (S&P/Moody’s)

A-1	$35,402,000	FX-PT	Swap	2.37	1 - 66	5/15/2008	1/15/2028	AAA/Aaa
A-2	$64,598,000	FL-PT	1 mo LI	2.08	1 - 66	5/15/2008	2/15/2029	AAA/Aaa
A-IO F	Not Offered Hereby
A-IO V

The bond balances are each subject to a variance of ± 5%

Pricing Speed
Fixed-Rate Collateral: 30% CPR for the life of the transaction. Floating-Rate Collateral: 35% CPR for the life of the transaction.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Available Funds Cap

The following table lists the monthly Available Funds Cap for the Class A-2 Certificates assuming Prime equals the Prime forward curve.

Month	Prime Forward Curve	Available Funds Cap (%)	Month	Prime Forward Curve	Available Funds Cap (%)
1	-	6.12519	34	6.32502	8.03941
2	4.75000	6.12508	35	6.36796	8.03929
3	4.54974	6.12496	36	6.41585	8.03918
4	4.41483	6.12485	37	6.46365	8.03906
5	4.35966	6.12474	38	6.51148	8.03894
6	4.35670	6.12462	39	6.55856	8.03882
7	4.36098	6.24708	40	6.60556	8.0387
8	4.39375	6.24698	41	6.65349	8.03858
9	4.44672	6.24688	42	6.69919	8.03846
10	4.50088	6.24678	43	6.74482	8.61941
11	4.56671	6.24667	44	6.78748	8.61929
12	4.63975	6.24657	45	6.82882	8.61917
13	4.71254	6.24646	46	6.87010	8.61904
14	4.79792	6.24635	47	6.91024	8.61891
15	4.88667	6.24625	48	6.95067	8.61879
16	4.97516	6.24614	49	6.99103	8.61866
17	5.07084	6.24603	50	7.02620	8.61852
18	5.16930	6.24591	51	7.05976	8.61839
19	5.26751	7.14480	52	7.10088	8.61826
20	5.36379	7.14470	53	7.13973	8.61812
21	5.46189	7.14459	54	7.17129	8.61798
22	5.55975	7.14449	55	7.20274	9.07576
23	5.64553	7.14439	56	7.23406	9.07563
24	5.72261	7.14428	57	7.26529	9.07549
25	5.79946	7.14417	58	7.29642	9.07535
26	5.87039	7.14407	59	7.32743	9.07520
27	5.93410	7.14396	60	7.35837	9.07506
28	5.99760	7.14385	61	7.39102	9.07491
29	6.05541	7.14374	62	7.42687	9.07476
30	6.10966	7.14362	63	7.46542	9.07461
31	6.16374	8.03974	64	7.50454	9.07446
32	6.21691	8.03963	65	7.54227	9.07431
33	6.27104	8.03952	66	7.57861	9.07415

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms
Title of Certificates:	Lehman Home Equity Loan Asset-Backed Certificates, Series 2002-1
Originator and Servicer:	Home Loan and Investment Bank, F.S.B. (the “Servicer”)
Depositor:	Lehman ABS Corporation
Trustee:	Deutsche Bank National Trust Company (the “Trustee”)
Certificate Insurer:	AMBAC Assurance Corporation (“AMBAC”)
Transaction Size:	$100,000,000 (subject to a variance of +/-5%)
Securities Offered:	$35,402,000 Class A-1 Certificates $64,598,000 Class A-2 Certificates The balance of the Certificates is subject to a +/-5% variance.
Securities Issued:

The Class A-1 and the Class A2 Certificates, together the “Class A Certificates”;

The Class A-IO-F, which will have a notional balance equal to the outstanding fixed-rate pool principal balance on the first day of the month preceding the related Distribution Date.  The Class A-IO-F is entitled to interest distributions on a pari passu basis with the Class A-1 Certificates.  The coupon on the Class A-IO-F is equal to 1.70% up to and including month 24 and is equal to 0.00% thereafter;

The Class A-IO-V, which will have a notional balance equal to the outstanding adjustable-rate pool principal balance on the first day of the month preceding the related Distribution Date.  The Class A-IO-V is entitled to interest distributions on a pari passu basis with the Class A-2 Certificates.  Up to and including month 24 the coupon on the A-IO-V is equal to the lesser of (x) 1.00% and (y) the difference between the Available Funds Cap and the Class A-2 Certificate Rate and is equal to 0.00% thereafter; and

The Class R Certificates, which will be subordinated to the Class A Certificates.

Collateral:

The collateral will consist of fixed-rate and adjustable-rate mortgage loans.

As of the Closing Date, the aggregate loan balance of mortgage loans delivered to the trust will be approximately $100,095,411, of which approximately $35,436,411 will be fixed-rate mortgage loans and approximately $64,659,000 will be adjustable-rate mortgage loans.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms (continued)
Certificate Ratings:	A-1: AAA/Aaa (S&P/Moody’s) A-2: AAA/Aaa (S&P/Moody’s)
Cut-Off Date:	Close of business October 31, 2002
Business Day:	New York or the principal offices of the Trustee
Expected Closing Date:	On or about November [14], 2002
Distribution Date:	15th of each month, or the next succeeding Business Day (First Distribution Date: December 16, 2002)
Delay Days:	Class A-1 Certificates: 14 days Class A-2 Certificates: 0 days
Day Count:	Class A-1 Certificates: 30/360 Class A-2 Certificates: Actual/360
Principal:

All principal collections from fixed-rate mortgage loans will be used to pay the Class A-1 Certificates until the outstanding balance thereof equals zero. All principal collections from adjustable-rate mortgage loans will be used to pay the Class A-2 Certificates until the outstanding balance thereof equals zero.

Interest Accrual Period:

Class A-1 Certificates: the calendar month preceding the Distribution Date.

Class A-2 Certificates:  the last Distribution Date (or the Closing Date in the case of the first Distribution Date) through the day preceding the current Distribution Date.

Class A-1 Certificate Rate:

The Class A-1 Certificate Rate will be equal to the rate established at pricing, provided that, on any Distribution Date after the Optional Clean-up Call Date, the Class A-1 Certificate Rate will increase by 0.50%.

Class A-2 Certificate Rate:

LIBOR + [ ]%, subject to anAvailable Funds Cap, provided that on any Distribution Date after the Optional Clean-up Call Date, the margin on the Class A-2 Certificates will double from its initial level

The Available Funds Cap is a per annum rate equal to (a) the weighted average interest rate on the adjustable-rate mortgage loans on the first day of the month preceding the Distribution Date less (b) the sum of (i) the servicing fee rate (0.50%), (ii) the trustee fee rate (0.01%) and (iii) the certificate insurer premium rate,

Class A-1 Carryforward Interest:

The Class A-1 Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A-1 Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A-1 Certificates on such immediately preceding Distribution Date and (b) thirty days' interest on the amount described in clause (a), calculated at the Class A-1 Certificate Rate, plus any Class A-1 Carryforward Interest remaining unpaid for the prior Distribution Date.

Class A-2 Carryforward Interest:

The Class A-2 Carryforward Interest for any Distribution Date will be the sum of (a) the amount, if any, by which (x) the interest calculated on the Class A-2 Certificates as of the immediately preceding Distribution Date exceeded (y) the amount of interest actually paid to the holders of the Class A-2 Certificates on such immediately preceding Distribution Date and (b) actual days' interest on the amount described in clause (a), calculated at the Class A-2 Certificate Rate, plus any Class A-2 Carryforward Interest remaining unpaid for the prior Distribution Date.

Class A-2 Available Funds Cap Carryforward:

The Class A-2 Available Funds Cap Carryforward for any Distribution Date is the sum of (a) the excess, if any of interest , calculated at the Class A-2 Certificate Rate, without giving effect to the Available Funds Cap, over the interest calculated at the Class A-2 Certificate Rate for such Distribution Date and (b) plus any Available Funds Cap Carryforward remaining unpaid from prior Distribution Dates and (c) actual days interest on the amounts in clause (a) calculated at the Class A-2 Certificate Rate.

Interest Distributions:

On each Distribution Date, the Class A Certificates will be entitled to receive interest at the applicable Certificate Interest Rate for the applicable Interest Accrual Period together with any applicable Class A Carryforward Interest.  Interest entitlements on each Class of Certificates will be reduced by any Civil Relief Shortfalls allocated pro rata between Class A-1 Certificates and Class A-IO-F Certificates in the case of the fixed-rate mortgage loans and pro rata between the Class A-2 Certificates and Class A-IO-V Certificates in the case of the adjustable-rate mortgage loans.

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Preliminary Summary of Terms (continued)
Credit Enhancement:

AMBAC will unconditionally guarantee timely payments of principal and interest and ultimate payment of principal on the Certificates.

Reserve Account: A 1.50% Reserve Account will be funded from excess interest on the fixed-rate collateral and a 1.70% percent Reserve Account will be funded from excess interest on the adjustable-rate collateral

Fixed Rate:

Adjustable Rate:

Initial:

0.00%

Initial:

0.00%

Target:

1.50%

Target:

1.70%

Stepdown:

3.00%

Stepdown:

3.40%

Floor:

0.50%

Floor:

0.50%

Excess interest equals interest calculated at the weighted average coupon on the mortgage loans on the first day of the month preceding the Distribution Date less the sum of: (i) the servicing fee rate (0.50%), (ii) the trustee fee rate (0.01%), (iii) the certificate insurer premium rate and (iv) the coupon on the Class A and the Class A-IO Certificates.

The stepdown date is the later to occur of: (i) the Distribution Date in November 2004; and, (ii) the first Distribution Date on which the aggregate principal balance of the mortgage loans is less than 50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Optional Clean-up Call Date:	Any Distribution Date on or after which the aggregate principal balance of the mortgage loans declines to 10% or less of the aggregate principal balance as of the Cut-Off Date.
Payment Priority:

On each Distribution Date, the Trustee will make distributions from amounts received in respect of each group of mortgage loans, to the extent of funds on deposit in the related distribution account, as follows:

(i) concurrently, to the holders of the related Class A Certificates and related Class A-IO Certificates, an amount equal to the related interest payable for such Class A Certificates and Class A-IO Certificates for such Distribution Date, any shortfall being allocated pro rata to such Class of Class A Certificates and Class A-IO Certificates based on the amount of interest each Class would otherwise be entitled to;

(ii) to the holders of the related Class A Certificates, an amount equal to the principal from the respective group for such Distribution Date;

(iii) to the Certificate Insurer an amount equal to the sum of (1) the related monthly premium for the Policy, (2) an amount sufficient to reimburse the Certificate Insurer to the extent of any related unreimbursed Insured Amounts, with interest thereon at the rate specified in the Insurance Agreement, and (3) certain amounts owed to the Certificate Insurer pursuant to the Insurance Agreement in respect of the related group of mortgage loans;

(iv) to the Servicer and/or the Seller certain other related reimbursable expenses;

(v) to the Servicer, the amount of related nonrecoverable advances not previously reimbursed;

(vi) to the Reserve Account, the monthly excess spread amount;

(vii) to the holders of the Class A-2 Certificates, an amount up to the Class A-2 Available Funds Cap Carryforward;

(viii) to the Class R Certificateholders, the balance, if any.

Clearing:	DTC, Euroclear or Clearstream
Denomination:	Minimum $1,000; increments of $1 in excess thereof
SMMEA Eligibility:	The Certificates are not expected to be SMMEA eligible.
ERISA Eligibility:	The Certificates are expected to be ERISA eligible.
Tax Structure:	REMIC

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Sensitivity Analysis – Group I (Fixed-Rate) To Maturity

Collateral CPR (%)	21	24	27	30	33	36	39
Class A-1
Yield @ 100.00	3.62	3.61	3.61	3.61	3.60	3.60	3.59
Avg. Life (yrs)	3.84	3.37	2.99	2.67	2.40	2.18	1.98
Window (mos)	1 - 263	1 – 241	1 - 221	1 - 203	1 – 185	1 – 170	1 - 156
Expected Final Mat.	10/15/24	12/15/22	4/15/21	10/15/19	4/15/18	1/15/17	11/15/15

Sensitivity Analysis – Group I (Fixed-Rate) To Call

Collateral CPR (%)	21	24	27	30	33	36	39
Class A-1
Yield @ 100.00	3.57	3.57	3.56	3.55	3.55	3.54	3.53
Avg. Life (yrs)	3.42	3.00	2.65	2.37	2.13	1.93	1.75
Window (mos)	1 – 94	1 – 83	1 – 74	1 – 66	1 – 60	1 – 54	1 - 49
Expected Final Mat.	9/15/10	10/15/09	1/15/09	5/15/08	11/15/07	5/15/07	12/15/06

Sensitivity Analysis – Group II (Adjustable-Rate) To Maturity

Collateral CPR (%)	26	29	32	35	38	41	44
Class A-2
Yield @ 100.00	2.19	2.19	2.19	2.19	2.19	2.19	2.19
Avg. Life (yrs)	3.14	2.79	2.50	2.26	2.05	1.87	1.71
Window (mos)	1 – 240	1 – 218	1 – 198	1 – 181	1 – 165	1 – 151	1- 138
Expected Final Mat.	11/15/22	1/15/21	5/15/19	12/15/17	8/15/16	6/15/15	5/15/14

Sensitivity Analysis – Group II (Adjustable-Rate) To Call

Collateral CPR (%)	26	29	32	35	38	41	44
Class A-2
Yield @ 100.00	2.16	2.16	2.16	2.16	2.16	2.16	2.16
Avg. Life (yrs)	2.92	2.59	2.31	2.08	1.89	1.72	1.57
Window (mos)	1 – 94	1 - 83	1 –74	1 - 66	1 – 60	1 - 54	1 - 49
Expected Final Mat.	9/15/10	10/15/09	1/15/09	5/15/08	11/15/07	5/15/07	12/15/06

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Aggregate
Collateral statistics for the mortgage loans are listed below as of 11/1/02
Total Number of Loans	1,444
Total Outstanding Loan Balance	$100,095,411.71
Average Loan Principal Balance	$69,318.15
Fixed-Rate Loans (%)	35.40%
Adjustable-Rate Loans (%)	64.60%
WA Coupon	8.11%	4.99% to 14.75%
WA Original Term (mo.)	294	60 to 360
WA Remaining Term (mo.)	285	27 to 360
WA CLTV	67.97%	8.95% to 100.00%
Lien Position (first/second)	81.72% / 18.28%
Balloon (% of Total)	2.02%
Property Type
Single Family	83.46%
Two to Four Family	9.48%
PUD	4.31%
Condominium	2.18%
Mfg. Housing	0.40%
Townhouse	0.12%
Five Family	0.05%
Occupancy Status
Owner Occupied	95.81%
Non-owner Occupied	4.19%
Geographic Distribution
other states account individually for less than
5% of pool balance	NY 21.29%
	NJ 12.08%
	TX 11.87%
	MA 11.42%
	MI 9.59%
	RI 5.96%
	PA 5.12%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02
Total Number of Loans	736
Total Outstanding Loan Balance	$35,436,411.28		6.50% to 14.75% 60 to 360 45 to 360 10.86% to 100%
Average Loan Principal Balance	$48,147.30
WA Coupon	10.49%
WA Original Term (mo.)	260
WA Remaining Term (mo.)	252
WA CLTV	72.13%
Lien Position (first/second)	69.01% / 30.99%
Balloon (% of Total)	5.69%
Property Type
Single Family PUD Two to Four Family Condominium Mfg. Housing Townhouse	81.31% 8.52% 7.42% 2.01% 0.39% 0.35%
Occupancy Status
Owner Occupied Non-owner Occupied	96.63% 3.37%
Geographic Distribution
other states account individually for less than 5% of pool balance	TX NY MI NJ MA	33.53% 12.97% 7.79% 7.69% 7.12%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	472	$13,358,692.47	37.70%
50,000.01 - 100,000.00	215	14,788,338.02	41.73
100,000.01 - 150,000.00	29	3,352,332.03	9.46
150,000.01 - 200,000.00	16	2,677,743.16	7.56
200,000.01 - 400,000.00	4	1,259,305.60	3.56
Total:	736	$35,436,411.28	100.00%

Loan Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6.001 - 7.000	5	$604,025.39	1.70%
7.001 - 7.500	8	598,100.91	1.69
7.501 - 8.000	11	805,249.96	2.27
8.001 - 8.500	19	1,575,355.20	4.45
8.501 - 9.000	35	2,486,326.34	7.02
9.001 - 9.500	44	2,558,721.48	7.22
9.501 - 10.000	85	5,447,246.95	15.37
10.001 - 10.500	102	5,007,137.89	14.13
10.501 - 11.000	81	3,226,949.14	9.11
11.001 - 11.500	97	3,860,904.64	10.90
11.501 - 12.000	94	3,672,532.08	10.36
12.001 - 12.500	41	1,602,125.04	4.52
12.501 - 13.000	56	1,978,946.82	5.58
13.001 - 13.500	31	1,317,409.37	3.72
13.501 - 14.000	20	515,804.69	1.46
14.001 - 14.250	1	12,112.37	0.03
14.251 - 14.750	6	167,463.01	0.47
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Remaining Term to Stated Maturity
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0 - 60	4	$117,949.03	0.33%
61 - 120	58	1,731,563.18	4.89
121 - 180	161	6,555,412.58	18.50
181 - 240	367	15,837,104.78	44.69
301 - 360	146	11,194,381.71	31.59
Total:	736	$35,436,411.28	100.00%

Seasoning
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	49	$2,468,869.29	6.97%
1 - 6	266	12,401,962.20	35.00
7 - 12	274	13,555,138.58	38.25
13 - 18	134	5,870,215.90	16.57
19 - 24	10	888,872.25	2.51
25 – 36	3	251,353.06	0.71
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 - 20.00	12	$245,650.88	0.69%
20.01 - 30.00	23	792,860.69	2.24
30.01 - 40.00	26	1,110,767.97	3.13
40.01 - 50.00	36	1,352,023.50	3.82
50.01 - 60.00	55	2,493,894.39	7.04
60.01 - 70.00	124	6,497,418.16	18.34
70.01 - 80.00	281	14,808,301.68	41.79
80.01 - 90.00	160	7,092,254.84	20.01
90.01 - 100.00	19	1,043,239.17	2.94
Total:	736	$35,436,411.28	100.00%

Occupancy Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	719	$34,241,704.86	96.63%
Investment	17	1,194,706.42	3.37
Total:	736	$35,436,411.28	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single-Family	611	$28,813,894.31	81.31%
Planned Unit Development (PUD)	62	3,019,417.94	8.52
Two-to-Four Family	45	2,627,924.52	7.42
Condo	13	713,854.69	2.01
Mfg. Housing	3	138,064.24	0.39
Townhouse	2	123,255.58	0.35
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

States
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AZ	6	$229,833.91	0.65%
CO	5	172,655.23	0.49
CT	30	1,540,583.78	4.35
DE	2	66,184.46	0.19
FL	2	38,430.07	0.11
GA	10	451,898.47	1.28
IL	24	905,376.96	2.55
IN	9	457,849.56	1.29
MA	48	2,524,536.37	7.12
MD	3	190,580.50	0.54
ME	22	1,240,319.01	3.50
MI	69	2,759,353.48	7.79
NH	21	938,605.56	2.65
NJ	62	2,724,039.73	7.69
NM	2	183,303.28	0.52
NV	1	25,217.38	0.07
NY	85	4,597,001.07	12.97
OR	2	114,448.53	0.32
PA	43	1,421,696.59	4.01
RI	29	1,512,896.34	4.27
TX	229	11,881,855.71	33.53
VA	29	1,326,055.76	3.74
WA	3	133,689.53	0.38
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group I (Fixed-Rate)
Collateral statistics for the fixed-rate mortgage loans are listed below as of 11/1/02

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	396	$24,455,254.76	69.01%
Second	340	10,981,156.52	30.99
Total:	736	$35,436,411.28	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral Summary—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02
Total Number of Loans		708
Total Outstanding Loan Balance		$64,659,000.43
Average Loan Principal Balance		$91,326.27
Weighted Average Coupon		6.81%	4.99% to 12.50%
Weighted Average Margin		2.56%	1.00% to 7.12%
Weighted Average Original Term (months)		312	60 to 360
Weighted Average Remaining Term (months)		303	27 to 357
Weighted Average Maximum Rate		13.14%	10.00% to 20.50%
Weighted Average Periodic Cap		2.18%	2.00% to 3.00%
Weighted Average Floor		6.79%	4.99% to 12.50%
Weighted Average CLTV		65.69%	8.95% to 93.91%
Lien Position (first/second)		88.69% / 11.31%
Property Type
Single Family Two to Four Family Condominium PUD Mfg. Housing Five Family		84.64% 10.60% 2.27% 2.01% 0.40% 0.08%
Occupancy Status
Owner Occupied Non-Owner Occupied		95.36% 4.64%
Geographic Distribution
other states account individually for less than 5% of pool balance	NY NJ MA MI RI PA CT	25.84% 14.50% 13.78% 10.58% 6.89% 5.73% 5.32%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	225	$7,709,169.97	11.92%
50,000.01 - 100,000.00	256	18,239,448.34	28.21
100,000.01 - 150,000.00	122	14,637,755.63	22.64
150,000.01 - 200,000.00	56	9,700,294.82	15.00
200,000.01 - 250,000.00	22	4,876,963.33	7.54
250,000.01 - 300,000.00	11	3,012,352.84	4.66
300,000.01 - 400,000.00	9	2,993,033.16	4.63
400,000.01 - 450,000.00	5	2,112,328.06	3.27
650,000.01 - 700,000.00	2	1,377,654.28	2.13
Total:	708	$64,659,000.43	100.00%

Loan Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.9905.500	65	$7,880,743.14	12.19%
5.501 - 6.000	117	14,289,146.54	22.10
6.001 - 6.500	138	13,668,940.26	21.14
6.501 - 7.000	117	9,440,165.25	14.60
7.001 - 7.500	74	5,612,751.54	8.68
7.501 - 8.000	67	5,350,376.46	8.27
8.001 - 8.500	25	2,078,220.25	3.21
8.501 - 9.000	23	1,379,086.44	2.13
9.001 - 9.500	41	2,909,105.89	4.50
9.501 - 10.000	15	783,806.30	1.21
10.001 - 10.500	11	636,283.76	0.98
10.501 - 11.000	8	254,287.77	0.39
11.001 - 11.500	4	220,384.61	0.34
11.501 - 12.500	3	155,702.22	0.24
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.501 - 1.000	3	$284,207.33	0.44%
1.001 - 1.500	70	8,408,088.64	13.00
1.501 - 2.000	149	17,831,042.28	27.58
2.001 - 2.500	160	15,125,782.78	23.39
2.501 - 3.000	109	7,664,672.06	11.85
3.001 - 3.500	78	5,951,999.44	9.21
3.501 - 4.000	54	3,891,036.14	6.02
4.001 - 4.500	38	2,755,635.09	4.26
4.501 - 5.000	30	1,872,097.61	2.90
5.001 - 5.500	8	550,614.22	0.85
5.501 - 6.000	6	193,249.12	0.30
6.001 - 7.500	3	130,575.72	0.20
Total:	708	$64,659,000.43	100.00%

Index
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Prime Rate	708	$64,659,000.43	100.00%
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Summary—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Remaining Term to Stated Maturity
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0 - 60	10	$221,965.40	0.34%
61 - 120	32	1,498,424.81	2.32
121 - 180	77	3,514,255.38	5.44
181 - 240	226	16,915,213.75	26.16
301 - 360	363	42,509,141.09	65.74
Total:	708	$64,659,000.43	100.00%

Seasoning
months	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1 - 6	228	$18,769,061.13	29.03%
7 - 12	383	37,603,191.76	58.16
13 - 18	63	6,239,358.76	9.65
19 - 24	4	604,679.05	0.94
25 - 30	15	827,671.24	1.28
31 - 36	15	615,038.49	0.95
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Combined Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 10.00	2	$53,826.56	0.08%
10.01 - 20.00	15	709,537.43	1.10
20.01 - 30.00	22	1,076,074.88	1.66
30.01 - 40.00	42	2,520,654.67	3.90
40.01 - 50.00	65	5,190,204.16	8.03
50.01 - 60.00	87	7,117,189.46	11.01
60.01 - 70.00	202	18,934,018.00	29.28
70.01 - 80.00	271	28,813,181.81	44.56
80.01 - 100.00	2	244,313.46	0.37
Total:	708	$64,659,000.43	100.00%

Occupancy Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Primary Home	685	$61,661,149.35	95.36%
Investment	22	2,913,717.11	4.51
Second Home	1	84,133.97	0.13
Total:	708	$64,659,000.43	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single-Family	603	$54,725,057.25	84.64%
Two-to-Four Family	67	6,856,326.74	10.60
Condominium	20	1,470,022.03	2.27
Planned Unit Development (PUD)	13	1,298,281.27	2.01
Mfg. Housing	4	259,886.92	0.40
Five Family	1	49,426.22	0.08
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

States
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AZ	9	$633,755.42	0.98%
CA	3	238,558.91	0.37
CO	8	1,027,835.97	1.59
CT	29	3,440,127.91	5.32
DE	1	79,900.42	0.12
FL	3	407,381.08	0.63
GA	8	647,425.31	1.00
IL	34	2,299,963.94	3.56
IN	4	298,034.36	0.46
MA	88	8,908,081.76	13.78
MD	1	84,638.22	0.13
ME	12	728,430.87	1.13
MI	105	6,839,431.78	10.58
NH	29	2,610,457.02	4.04
NJ	89	9,372,408.85	14.50
NV	3	174,516.03	0.27
NY	156	16,709,065.98	25.84
OH	2	108,706.45	0.17
OR	4	376,237.06	0.58
PA	57	3,704,505.35	5.73
RI	47	4,457,377.68	6.89
UT	1	29,751.27	0.05
VA	15	1,482,408.79	2.29
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Residential Mortgage Finance

Collateral Statistics—Group II (Adjustable-Rate)
Collateral statistics for the adjustable-rate mortgage loans are listed below as of 11/1/02

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
First	565	$57,347,122.97	88.69%
Second	143	7,311,877.46	11.31
Total:	708	$64,659,000.43	100.00%

____________________________________________________________________________________________

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers

Wed, 6 Nov 2002, 11:13:58 EST

mpriest:HLIB NOV4

Yield Table - Bond Al-F

2 COLL GRPS PAYING INTO 2 BONDS ISSUED AT PAR

Settle as of 11/14/02

Bond Summary - Bond Al-F
Fixed Coupon:	3.590
Orig Bal:	35,402,000
Factor:	1.0000000
Factor Date:	11/15/02	Next Pmt:	12/15/02
Delay:	14	Cusip:

	0.00 PSA, Grp 2: 26.00		0.00 PSA, Grp 2: 29.00		0.00 PSA, Grp 2: 32.00		0.00 PSA, Grp 2: 35.00		0.00 PSA, Grp 2: 38.00		0.00 PSA, Grp 2: 41.00		0.00 PSA, Grp 2: 44.00
	CPR, Grp 1: 21.00 CPR		CPR, Grp 1: 24.00 CPR		CPR, Grp 1: 27.00 CPR		CPR, Grp 1: 30.00 CPR		CPR, Grp 1: 33.00 CPR		CPR, Grp 1: 36.00 CPR		CPR, Grp 1: 39.00 CPR
	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99-27	3.622	3.06	3.623	2.71	3.624	2.43	3.625	2.18	3.625	1.98	3.626	1.80	3.627	1.64
99-27+	3.617		3.617		3.617		3.617		3.617		3.618		3.618
99-28	3.612		3.612		3.611		3.610		3.610		3.609		3.608
99-28+	3.607		3.606		3.605		3.603		3.602		3.600		3.599
99-29	3.602		3.600		3.598		3.596		3.594		3.591		3.589
99-29+	3.597	3.07	3.594	2.72	3.592	2.43	3.589	2.18	3.586	1.98	3.583	1.80	3.580	1.64
99-30	3.592		3.589		3.585		3.582		3.578		3.574		3.570
99-30+	3.587		3.583		3.579		3.574		3.570		3.565		3.560
99-31	3.582		3.577		3.572		3.567		3.562		3.557		3.551
99-31+	3.577		3.571		3.566		3.560		3.554		3.548		3.541
100-00	3.571	3.07	3.566	2.72	3.559	2.43	3.553	2.18	3.546	1.98	3.539	1.80	3.532	1.64
100-00+	3.566		3.560		3.553		3.546		3.539		3.531		3.522
100-01	3.561		3.554		3.547		3.539		3.531		3.522		3.513
100-01+	3.556		3.548		3.540		3.532		3.523		3.513		3.503
100-02	3.551		3.543		3.534		3.524		3.515		3.505		3.494
100-02+	3.546	3.07	3.537	2.72	3.527	2.43	3.517	2.18	3.507	1.98	3.496	1.80	3.485	1.64
100-03	3.541		3.531		3.521		3.510		3.499		3.487		3.475
100-03+	3.536		3.525		3.515		3.503		3.491		3.479		3.466
100-04	3.531		3.520		3.508		3.496		3.483		3.470		3.456
100-04+	3.526		3.514		3.502		3.489		3.476		3.461		3.447
100-05	3.521	3.07	3.508	2.72	3.495	2.43	3.482	2.19	3.468	1.98	3.453	1.80	3.437	1.64
Average Life	3.42		3.00		2.65		2.37		2.13		1.93		1.75
First Pay	12/15/02		12/15/02		12/15/02		12/15/02		12/15/02		12/15/02		12/15/02
Last Pay	09/15/10		10/15/09		01/15/09		05/15/08		11/15/07		05/15/07		12/15/06

Treasury Benchmarks	LIBOR Benchmarks	1YR	2YR	3YR	4YR	5YR	7YR	10YR	12YR	15YR	20YR
Yield	Yield	1.6262	2.1853	2.7284	3.1590	3.5196	4.0752	4.6236	4.8811	5.1577	5.3917
Coupon

________________________________________________________________________________________________

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.